                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT

                       FOR THE PAYMENT DATE JULY 13, 2000

I.    RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                    758,005.68
    Available Funds:
         Contract Payments due and received in this period                                              4,265,631.16
         Contract Payments due in prior period(s) and received in this period                             379,582.87
         Contract Payments received in this period for next period                                        232,893.65
         Sales, Use and Property Tax payments received                                                     64,092.65
         Prepayment Amounts related to early termination in this period                                   957,082.19
         Servicer Advance                                                                                 590,059.16
         Proceeds received from recoveries on previously Defaulted Contracts                                    0.00
         Transfer from Reserve Account                                                                     13,021.20
         Interest earned on Collection Account                                                             26,453.10
         Interest earned on Affiliated Account                                                              1,303.01
         Proceeds from repurchase of Contracts per Contribution and Servicing
           Agreement Section 5.03                                                                               0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract < Predecessor contract)                                                        0.00
         Amounts paid under insurance policies                                                                  0.00
         Maintenance, Late Charges and any other amounts                                                   36,283.81
                                                                                                        ------------
    Total Available Funds                                                                               7,324,408.48
    Less: Amounts to be Retained in Collection Account                                                    608,041.34
                                                                                                        ------------
    AMOUNT TO BE DISTRIBUTED                                                                            6,716,367.14
                                                                                                        ============


    DISTRIBUTION OF FUNDS:

         1.      To Trustee -  Fees                                                                             0.00
         2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                   Servicer Advances                                                                      379,582.87
         3.      To Noteholders (For Servicer Report immediately following the
                   Final Additional Closing Date)
                        a) Class A1 Principal and Interest                                                      0.00
                        a) Class A2 Principal (distributed after A1 Note matures)
                             and Interest                                                               4,528,380.36
                        a) Class A3 Principal (distributed after A2 Note matures)
                             and Interest                                                                 325,520.00
                        a) Class A4 Principal (distributed after A3 Note matures)
                             and Interest                                                                 219,862.50
                        a) Class A5 Principal (distributed after A4 Note matures)
                             and Interest                                                                 234,054.84
                        b) Class B Principal and Interest                                                  90,960.86
                        c) Class C Principal and Interest                                                 183,427.94
                        d) Class D Principal and Interest                                                 124,180.56
                        e) Class E Principal and Interest                                                 165,436.52

         4.      To Reserve Account for Requirement per Indenture Agreement
                   Section 3.08                                                                                 0.00
         5.      To Issuer - Residual  Principal and Interest and Reserve
                   Account Distribution
                        a) Residual Interest (Provided no Restricting or
                             Amortization Event in effect)                                                 98,107.81
                        b) Residual Principal (Provided no Restricting or
                             Amortization Event in effect)                                                149,405.49
                        c) Reserve Account Distribution (Provided no Restricting
                             or Amortization Event in effect)                                              13,021.20
         6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                             Earned and Any Other Amounts                                                 128,132.57
         7.      To Servicer, Servicing Fee and other Servicing Compensations                              76,293.62
                                                                                                        ------------
    TOTAL FUNDS DISTRIBUTED                                                                             6,716,367.14
                                                                                                        ============

                                                                                                        ------------
    End of Period Collection Account Balance {Includes Payments in Advance &
      Restricting Event Funds (if any)}                                                                   608,041.34
                                                                                                        ============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                      $2,511,821.93
    - Add Investment Earnings                                                                              13,021.20
    - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                            0.00
    - Less Distribution to Certificate Account                                                             13,021.20
                                                                                                       -------------
End of period balance                                                                                  $2,511,821.93
                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                             $2,511,821.93
                                                                                                       =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT

                       FOR THE PAYMENT DATE JULY 13, 2000


III.   CLASS A NOTE PRINCIPAL BALANCE
----   ------------------------------

Beginning Principal Balance of the Class A Notes
                           Pool A                          146,461,041.02
                           Pool B                           32,559,100.32
                                                           --------------
                                                                                179,020,141.34

Class A Overdue Interest, if any                                     0.00
Class A Monthly Interest - Pool A                              769,294.56
Class A Monthly Interest - Pool B                              171,018.47

Class A Overdue Principal, if any                                    0.00
Class A Monthly Principal - Pool A                           3,595,655.38
Class A Monthly Principal - Pool B                             771,849.29
                                                           --------------
                                                                                  4,367,504.67

Ending Principal Balance of the Class A Notes

                           Pool A                          142,865,385.64
                           Pool B                           31,787,251.03
                                                           --------------       --------------
                                                                                174,652,636.67
                                                                                ==============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000           Principal Paid Per $1,000          Ending Principal
Original Face $221,020,000         Original Face $221,020,000         Balance Factor
$                 4.254425         $                19.760676               79.021191%
--------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A
Notes
                           Class A1                                              0.00
                           Class A2                                     33,000,141.34
                           Class A3                                     62,400,000.00
                           Class A4                                     41,000,000.00
                           Class A5                                     42,620,000.00
                                                                     -----------------

Class A Monthly Interest                                                                    179,020,141.34
                           Class A1 (Actual Number Days/360)                     0.00
                           Class A2                                        160,875.69
                           Class A3                                        325,520.00
                           Class A4                                        219,862.50
                           Class A5                                        234,054.83
                                                                     -----------------

Class A Monthly Principal

                           Class A1                                              0.00
                           Class A2                                      4,367,504.67
                           Class A3                                              0.00
                           Class A4                                              0.00
                           Class A5                                              0.00
                                                                     -----------------
                                                                                              4,367,504.67

Ending Principal Balance of the Class A Notes

                           Class A1                                              0.00
                           Class A2                                     28,632,636.67
                           Class A3                                     62,400,000.00
                           Class A4                                     41,000,000.00
                           Class A5                                     42,620,000.00
                                                                     -----------------      --------------
                                                                                            174,652,636.67
                                                                                            ==============

Class A2
-----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000          Ending Principal
Original Face $40,000,000       Original Face $40,000,000          Balance Factor
$                 4.02189       $               109.18762          71.581592%
-----------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT

                       FOR THE PAYMENT DATE JULY 13, 2000

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A                               2,496,927.26
                                           Pool B                                 555,084.69
                                                                                -------------
                                                                                                  3,052,011.95

           Class B Overdue Interest, if any                                             0.00
           Class B Monthly Interest - Pool A                                       13,504.21
           Class B Monthly Interest - Pool B                                        3,002.08
           Class B Overdue Principal, if any                                            0.00
           Class B Monthly Principal - Pool A                                      61,296.55
           Class B Monthly Principal - Pool B                                      13,158.02
                                                                                -------------
                                                                                                     74,454.57

           Ending Principal Balance of the Class B Notes

                                           Pool A                               2,435,630.71
                                           Pool B                                 541,926.67
                                                                                -------------     -------------
                                                                                                  2,977,557.38
                                                                                                  =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $3,768,000        Original Face $3,768,000        Balance Factor
$               4.380650        $               19.759705             79.022223%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                           Pool A                               4,994,655.28
                                           Pool B                               1,110,368.64
                                                                                -------------
                                                                                                  6,105,023.92

           Class C Overdue Interest, if any                                             0.00
           Class C Monthly Interest - Pool A                                       28,240.61
           Class C Monthly Interest - Pool B                                        6,278.21
           Class C Overdue Principal, if any                                            0.00
           Class C Monthly Principal - Pool A                                     122,593.09
           Class C Monthly Principal - Pool B                                      26,316.03
                                                                                -------------
                                                                                                    148,909.12

           Ending Principal Balance of the Class C Notes

                                           Pool A                               4,872,062.19
                                           Pool B                               1,084,052.61
                                                                                -------------
                                                                                                  -------------
                                                                                                  5,956,114.80
                                                                                                  =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $7,537,000     Original Face $7,537,000        Balance Factor
$               4.579915     $               19.757081             79.025007%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                           Pool A                               3,329,236.37
                                           Pool B                                 740,112.90
                                                                                -------------
                                                                                                  4,069,349.27

           Class D Overdue Interest, if any                                             0.00
           Class D Monthly Interest - Pool A                                       20,377.70
           Class D Monthly Interest - Pool B                                        4,530.11
           Class D Overdue Principal, if any                                            0.00
           Class D Monthly Principal - Pool A                                      81,728.73
           Class D Monthly Principal - Pool B                                      17,544.02
                                                                                -------------
                                                                                                     99,272.75

           Ending Principal Balance of the Class D Notes

                                           Pool A                               3,247,507.64
                                           Pool B                                 722,568.88
                                                                                -------------
                                                                                                  -------------
                                                                                                  3,970,076.52
                                                                                                  =============

-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $5,024,000      Original Face  $5,024,000        Balance Factor
$               4.957765      $               19.759703              79.022224%
-------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                           Pool A                               4,163,146.95
                                           Pool B                                 925,539.66
                                                                                -------------
                                                                                                  5,088,686.61

           Class E Overdue Interest, if any                                             0.00
           Class E Monthly Interest - Pool A                                       33,825.57
           Class E Monthly Interest - Pool B                                        7,520.01
           Class E Overdue Principal, if any                                            0.00
           Class E Monthly Principal - Pool A                                     102,160.91
           Class E Monthly Principal - Pool B                                      21,930.03
                                                                                -------------
                                                                                                    124,090.94

           Ending Principal Balance of the Class E Notes

                                           Pool A                               4,060,986.04
                                           Pool B                                 903,609.63
                                                                                -------------
                                                                                                  -------------
                                                                                                  4,964,595.67
                                                                                                  =============

---------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
Original Face $6,282,000     Original Face  $6,282,000     Balance Factor
$               6.581595     $               19.753413           79.028903%
---------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                           Pool A                               5,002,551.83
                                           Pool B                               1,111,892.08
                                                                                -------------
                                                                                                  6,114,443.91

           Residual Interest - Pool A                                              84,123.92
           Residual Interest - Pool B                                              13,983.89
           Residual Principal - Pool A                                            123,001.74
           Residual Principal - Pool B                                             26,403.75
                                                                                -------------
                                                                                                    149,405.49

           Ending Residual Principal Balance

                                           Pool A                               4,879,550.09
                                           Pool B                               1,085,488.33
                                                                                -------------
                                                                                                  -------------
                                                                                                  5,965,038.42
                                                                                                  =============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                         76,293.62
            - Servicer Advances reimbursement                                                       379,582.87
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                       128,132.57
                                                                                                  -------------
           Total amounts due to Servicer                                                            584,009.06
                                                                                                  =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                166,447,558.73

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               4,086,436.39

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
            ending of the related Collection Period                                                                   162,361,122.34
                                                                                                                      ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                         3,123,105.20

             - Principal portion of Prepayment Amounts                                                 963,331.19

             - Principal portion of Contracts repurchased under Indenture Agreement
                 Section 4.02                                                                                0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                   0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                    --------------
                                 Total Decline in Aggregate Discounted Contract Balance              4,086,436.39
                                                                                                    ==============


POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                 37,002,098.32

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                                 877,201.15

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
            ending of the related Collection Period                                                                    36,124,897.17
                                                                                                                      ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                           877,201.15

             - Principal portion of Prepayment Amounts                                                       0.00

             - Principal portion of Contracts repurchased under Indenture Agreement
                 Section 4.02                                                                                0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                   0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                    --------------
                                 Total Decline in Aggregate Discounted Contract Balance                877,201.15
                                                                                                    ==============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     198,486,019.51
                                                                                                                      ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000

XII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                                Predecessor
                                                                                    Discounted      Predecessor     Discounted
              Lease #       Lessee Name                                             Present Value   Lease #         Present Value
              --------      --------------------------------------------------      -------------   -----------   ----------------
              2199-001      Regional Radiology, LLC                                 $1,112,975.58      1881-001     $2,435,321.88
              1231-041      Radnet Management, Inc.                                   $953,502.31
              1560-013      Drew Medical inc                                          $342,866.78
                            Cash                                                       $25,977.21








                                                                                    -------------                  --------------
                                                                       Totals:      $2,435,321.88                   $2,435,321.88

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $2,435,321.88
              b) ADCB OF POOL A AT CLOSING DATE                                                                   $201,135,070.09
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES          NO     X
                                                                                     --------     --------


              POOL B                                                                                                Predecessor
                                                                                    Discounted      Predecessor     Discounted
              Lease #       Lessee Name                                             Present Value   Lease #         Present Value
              --------      --------------------------------------------------      -------------   -----------   ----------------
                            NONE



                                                                                    -------------                 ----------------
                                                                       Totals:              $0.00                            $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                               $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                           0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES        NO     X
                                                                                  -------    --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                           Predecessor
                                                                        Discounted          Predecessor         Discounted
              Lease #          Lessee Name                              Present Value       Lease #             Present Value
              ---------------------------------------------------       ---------------     ------------        ---------------
              408-502          Western Kentucky Diagnostic                 $495,646.95      277-103               $2,561,363.27
              1042-501         Pinnacle Imaging, Inc.                    $1,631,421.93      1513-002                $953,250.10
              2375-001         Tuscarawas Ambulatory                     $1,286,730.05      1725-002                $588,254.35
              1097-506         Advanced Healthcare Resources             $  675,567.93
                               Cash                                      $   13,500.87






                                                                        ---------------                         ---------------
                                                          Totals:        $4,102,867.73                            $4,102,867.72

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
                 CONTRACTS                                                                                         4,102,867.72
              b) ADCB OF POOL A AT CLOSING DATE                                                                 $251,182,193.26
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             1.63%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES            NO     X
                                                                                                 ---------      -----------



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                     Predecessor
                                                                        Discounted          Predecessor         Discounted
              Lease #          Lessee Name                              Present Value       Lease #             Present Value
              ---------------------------------------------------       ---------------     ------------        ---------------
                               None









                                                                        ---------------                         ---------------
                                                          Totals:               $0.00                                     $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
                 SUBSTITUTED                                                                                               $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                   $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER
  HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES            NO     X
                                                                                                 --------       -------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000


XV.    POOL PERFORMANCE MEASUREMENTS


1.            AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
              This Month                           4,293,798.27             This Month                            198,486,019.51
              1 Month Prior                        5,384,210.88             1 Month Prior                         203,449,657.05
              2 Months Prior                       3,925,585.25             2 Months Prior                        208,293,582.20

              Total                               13,603,594.40             Total                                 610,229,258.76

              a) 3 MONTH AVERAGE                   4,534,531.47             b) 3 MONTH AVERAGE                    203,409,752.92

              c) a/b                                      2.23%


2.            Does a Delinquency Condition Exist (1c > 6%)?                                         Yes           No    X
                                                                                                       --------     --------
3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                                 Yes           No    X
                                                                                                        --------     --------
              B. An Indenture Event of Default has occurred and is then continuing?                 Yes           No    X
                                                                                                        --------     --------

4.            Has a Servicer Event of Default occurred?                                             Yes           No    X
                                                                                                        --------     --------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                                      Yes           No    X
                                                                                                        --------     --------
              B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
                   or obligation not remedied within 90 days?                                       Yes           No    X
                                                                                                        --------     --------
              C. As of any Determination date, the sum of all defaulted contracts since the
                   Closing date exceeds 6% of the ADCB on the Closing Date?                         Yes           No    X
                                                                                                        --------     --------




6.            Aggregate Discounted Contract Balance at Closing Date                                 Balance  $251,182,193.26
                                                                                                             ---------------


              DELINQUENT LEASE SUMMARY

                      Days Past Due             Current Pool Balance                # Leases
                      -------------             --------------------                --------
                            31 - 60                     9,900,973.23                      38
                            61 - 90                     4,319,195.70                       7
                           91 - 180                     4,293,798.27                      10



              Approved By:
              Lisa J. Cruikshank
              Vice President